Exhibit 10.25

EXECUTION VERSION

AMENDMENT NO. 1 TO SPONSOR SUPPORT DEED

This AMENDMENT NO. 1 (this “Amendment”), dated October 28, 2022, to the Sponsor Support Deed (as defined below), is made by and among:

(1)	Primavera Capital Acquisition Corporation, an exempted company incorporated with limited liability under the laws of the Cayman Islands (“SPAC”);

(2)	Fosun Fashion Group (Cayman) Limited, an exempted company incorporated with limited liability under the laws of the Cayman Islands (the “Company”);

(3)	Lanvin Group Holdings Limited 复朗集团, a Cayman Islands exempted company limited by shares (“PubCo”);

(4)	Primavera Capital Acquisition LLC, a Cayman Islands limited liability company (the “Sponsor”); and

(5)	the other Persons set forth on Schedule I of the Sponsor Support Deed (together with the Sponsor, the “Sponsor Parties”).

SPAC, the Company, PubCo and the Sponsor Parties are hereinafter referred to as the “Parties” and each a “Party”. Capitalized terms not defined in this Amendment shall have the meaning ascribed to it in the Sponsor Support Deed.

RECITALS

WHEREAS, the Parties entered into a Sponsor Support Deed, dated March 23, 2022 (as may be amended, supplemented, modified and varied in accordance with the terms therein from time to time, the “Sponsor Support Deed”), pursuant to which the Parties intend to agree to certain matters as a condition to the willingness of the Company and PubCo to enter into the Business Combination Agreement and to consummate the transactions contemplated therein;

WHEREAS, Section 3.6 of the Sponsor Support Deed provided that the Sponsor Support Deed shall not be amended, changed, supplemented, waived or otherwise modified or terminated, except upon the execution and delivery of a written agreement executed by each of the Parties; and

WHEREAS, the Parties wish to amend the Sponsor Support Deed as provided herein in accordance with Section 3.6 thereof.

NOW, THEREFORE, in consideration of the promises and the mutual covenants and agreements hereinafter contained, and intending to be legally bound, the Parties hereby agree as follows:

Section 1. Amendments.

(a) Section 1.4(g) of the Sponsor Support Deed is hereby amended to read in its entirety as follows:

“(g) The Sponsor hereby covenants that it (i) will accept the transfer for nil consideration, immediately upon completion of the PubCo Share Sub-division, all of the PubCo Shares then held by Fosun Fashion Holdings (Cayman) Limited to the Sponsor in accordance with Section 2.1(b) of the Business Combination Agreement, and (ii) will surrender for nil consideration, at the Initial Merger Effective Time, all of the PubCo Shares held by it immediately prior to the Initial Merger Effective Time, in accordance with Section 2.2(f)(v) of the Business Combination Agreement.”

1

(a) Schedule I of the Sponsor Support Deed is hereby amended to read in its entirety as Schedule I hereto.

Section 2. No Other Amendment. The Parties hereby confirm that, except as expressly set forth herein, the terms and conditions of the Sponsor Support Deed shall not be or be deemed to be amended, modified or waived by this Amendment and shall continue in full force and effect. All references to the “Deed” or the “Sponsor Support Deed” in the Sponsor Support Deed and any other Transaction Document shall be deemed to mean the Sponsor Support Deed, as amended by this Amendment.

Section 3. Miscellaneous. Sections 3.4 to 3.10 of the Sponsor Support Deed are incorporated herein by reference; provided that, in each case, reference to “this Deed” therein shall mean this Amendment.

Section 4. Effectiveness. This Amendment shall become effective immediately on the date hereof.

Section 5. Governing Law; Arbitration.

(a) This Amendment, and any claim or cause of action hereunder based upon, arising out of or related to this Amendment (whether based on law, in equity, in contract, in tort or any other theory) or the negotiation, execution, performance or enforcement of this Amendment, shall be governed by and construed in accordance with the Laws of Hong Kong, without giving effect to the principles of conflicts of laws that would otherwise require the application of the Laws of any other jurisdiction.

(b) All disputes arising out of or in connection with this Amendment shall be finally settled under the Rules of Arbitration of the International Chamber of Commerce by one or more arbitrators appointed in accordance with the said Rules. The place of arbitration shall be Hong Kong. The official language of the arbitration shall be English. Any party to an award may apply to any court of competent jurisdiction for enforcement of such award and, for purposes of the enforcement of such award, the Parties irrevocably and unconditionally submit to the jurisdiction of any court of competent jurisdiction and waive any defenses to such enforcement based on lack of personal jurisdiction or inconvenient forum.

Section 6. Transaction Document. This Amendment shall constitute a Transaction Document for purposes of the Sponsor Support Deed and each other Transaction Document.

** REMAINDER OF PAGE INTENTIONALLY LEFT BLANK **

2

Executed as a deed.

EXECUTED AND DELIVERED	)
as a Deed in the name of	)
PRIMAVERA CAPITAL ACQUISITION LLC)
by its duly authorised representative	)
Tong Chen	)
in the presence of:	)	/s/ Tong Chen

Tsang Tracy
Witness
Name: Tsang Tracy
Title: Executive Assistant

[Heritage - Signature Page to Amendment No. 1 to Sponsor Support Deed]

Executed as a deed.

SIGNED, SEALED AND DELIVERED	)
as a Deed by	)
FRED HU	)	/s/ Fred Hu
in the presence of:	)

/s/ Tsang Tracy
Witness
Name: Tsang Tracy
Title: Executive Assistant

[Heritage - Signature Page to Amendment No. 1 to Sponsor Support Deed]

Executed as a deed.

SIGNED, SEALED AND DELIVERED	)
as a Deed by	)
TONG CHEN	)
in the presence of:	)	/s/ Tong Chen

/s/ Tsang Tracy
Witness
Name: Tsang Tracy
Title: Executive Assistant

[Heritage - Signature Page to Amendment No. 1 to Sponsor Support Deed]

Executed as a deed.

SIGNED, SEALED AND DELIVERED	)
as a Deed by	)
CHENLING ZHANG	)
in the presence of:	)	/s/ Chenling Zhang

/s/ Luis Arcentales
Witness
Name: Luis Arcentales
Title: Witness

[Heritage - Signature Page to Amendment No. 1 to Sponsor Support Deed]

Executed as a deed.

SIGNED, SEALED AND DELIVERED	)
as a Deed by	)
MUKTESH PANT	)
in the presence of:	)	/s/ Muktesh Pant

/s/ Alex Ge
Witness
Name: Alex Ge
Title: Witness

[Heritage - Signature Page to Amendment No. 1 to Sponsor Support Deed]

Executed as a deed.

SIGNED, SEALED AND DELIVERED	)
as a Deed by	)
TERESA ANNE TEAGUE	)
in the presence of:	)	/s/ Teresa Anne Teague

/s/ Kirsty Pocock
Witness
Name: Kirsty Pocock
Title: Partner

[Heritage - Signature Page to Amendment No. 1 to Sponsor Support Deed]

Executed as a deed.

SIGNED, SEALED AND DELIVERED	)
as a Deed by	)
SONIA CHENG	)
in the presence of:	)	/s/ Sonia Cheng

/s/ Nancy Tai
Witness
Name: Nancy Tai
Title: Executive Assistant

[Heritage - Signature Page to Amendment No. 1 to Sponsor Support Deed]

Executed as a deed.

EXECUTED AND DELIVERED	)
as a Deed in the name of	)
PRIMAVERA CAPITAL ACQUISITION		)
CORPORATION	)
by its duly authorised representative	)
Tong Chen	)
in the presence of:	)	/s/ Tong Chen

/s/ Tsang Tracy
Witness
Name: Tsang Tracy
Title: Executive Assistant

[Heritage - Signature Page to Amendment No. 1 to Sponsor Support Deed]

Executed as a deed.

EXECUTED AND DELIVERED	)
as a Deed in the name of	)
FOSUN FASHION GROUP (CAYMAN))
LIMITED	)
by its duly authorised representative	)
Yun CHENG	)
in the presence of:	)	/s/ Yun CHENG

/s/ Gong Cheng
Witness
Name: Gong Cheng
Title: CRO

[Heritage - Signature Page to Amendment No. 1 to Sponsor Support Deed]

Executed as a deed.

EXECUTED AND DELIVERED	)
as a Deed in the name of	)
LANVIN GROUP HOLDINGS LIMITED	)
复朗集团	)
by its duly authorised representative	)
Yun CHENG	)
in the presence of:	)	/s/ Yun CHENG

/s/ Gong Cheng
Witness
Name: Gong Cheng
Title: CRO

[Heritage - Signature Page to Amendment No. 1 to Sponsor Support Deed]